                                 EXHIBIT 10.1


Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

                                    Amendment No. 1

                 to the AIRBUS A300-600R FREIGHTER PURCHASE AGREEMENT

                               dated as of July 3, 1991

                                       between

                                    AVSA, S.A.R.L.

                                         and

                             FEDERAL EXPRESS CORPORATION


This Amendment No. 1 (hereinafter referred to as the "Amendment") is entered into as of October 2, 1992, by and between AVSA S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and FEDERAL EXPRESS CORPORATION, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 2005 Corporate Avenue, Memphis, Tennessee 38132, U.S.A. (hereinafter referred to as the "Buyer").

All capitalized terms not otherwise defined herein shall have the meanings provided for in the Agreement (as defined hereinbelow). The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

                                      WITNESSETH



WHEREAS, the Buyer and the Seller are parties to that certain A300-600R Freighter Purchase Agreement dated as of July 3, 1991, relating to the sale by the Seller and the purchase by the Buyer of up to seventy-five (75) Airbus Industrie A300-600R freighter model aircraft (the "Aircraft") which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter referred to as the "Agreement";


                                       Amdt.1-1

WHEREAS, the Buyer wishes and the Seller agrees to amend the delivery schedule of the Aircraft and provide for revisions to the Agreement related to such amended delivery schedule;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.  DELIVERY SCHEDULE AND RELATED MATTERS

1.1 Subparagraph 9.1 of the Agreement is hereby superseded and replaced by the following provisions:

QUOTE

9.1 Subject to the provisions of this Agreement, the Seller will have the Firm Aircraft and Reconfirmable Aircraft "ready for delivery" at Aerospatiale's works in Toulouse, France, and the Buyer will accept the same, in accordance with the following schedule:

        Firm Aircraft No.               Month of Delivery
        -----------------               -----------------
             1                                        *
             2                                        *
             3                                        *
             4                                        *
             5                                        *
             6                                        *
             7                                        *
             8                                        *
             9                                        *
            10                                        *
            11                                        *
            12                                        *
            13                                        *
            14                                        *
            15                                        *
            16                                        *
            17                                        *
            18                                        *
            19                                        *
            20                                        *
            21                                        *
            22                                        *
            23                                        *
            24                                        *
            25                                        *

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                       Amdt.1-2

    Reconfirmable Aircraft No.            Month of Delivery
    --------------------------            -----------------

             1                                        *
             2                                        *
             3                                        *
             4                                        *
             5                                        *
             6                                        *
             7                                        *
             8                                        *
             9                                        *
            10                                        *
            11                                        *
            12                                        *
            13                                        *
            14                                        *
            15                                        *
            16                                        *
            17                                        *
            18                                        *
            19                                        *
            20                                        *
            21                                        *
            22                                        *
            23                                        *
            24                                        *
            25                                        *

    Two (2) months prior to the month of delivery of a particular Aircraft, the Seller will give the Buyer its reasonable best estimate of the calendar week of delivery of such Aircraft.

    Not later than thirty (30) days prior to the date scheduled for the Acceptance Procedure for a particular Aircraft, the Seller will give the Buyer notice of the anticipated date on which such Aircraft will be ready for delivery. Not later than fifteen (15) days prior to such date notified to the Buyer, the Seller will confirm to the Buyer that such anticipated delivery date is firm. In the event the Seller cannot confirm such date as being firm, the Seller will confirm a new date which will be no more than two (2) Working Days in France later nor two (2) Working Days in France earlier than the originally scheduled date.

UNQUOTE

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                       Amdt.1-3

1.2 Exhibit A to Letter Agreement No. 1 to the Agreement is hereby superseded and replaced by the following provisions:

QUOTE

                                                      Exhibit A to LA1


         Aircraft No.         *           Month of Delivery
         ------------      -------        -----------------

                  1           *                  *
                  2           *                  *
                  3           *                  *
                  4           *                  *
                  5           *                  *
                  6           *                  *
                  7           *                  *
                  8           *                  *
                  9           *                  *
                 10           *                  *
                 11           *                  *
                 12           *                  *
                 13           *                  *
                 14           *                  *
                 15           *                  *
                 16           *                  *
                 17           *                  *
                 18           *                  *
                 19           *                  *
                 20           *                  *
                 21           *                  *
                 22           *                  *
                 23           *                  *
                 24           *                  *
                 25           *                  *



The months of delivery set forth above are in accordance with Clause 9.1 of the Agreement and are subject to change as provided for in the Agreement.

UNQUOTE

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                       Amdt.1-4

1.3 The first two lines of Subparagraph 6.2.2.1 of the Agreement are hereby deleted and replaced by the following:

QUOTE

    Predelivery Payments [ *
                                                 ]

UNQUOTE

    1.4 The first two lines of Subparagraph 6.2.2.2 of the Agreement are hereby deleted and replaced by the following:

QUOTE

    Predelivery Payments[ *
                                                 ]

UNQUOTE

1.5 Exhibit K to the Agreement is hereby superseded and replaced by a revised Exhibit K which is attached hereafter as an Appendix to this Amendment.

2.       EFFECT ON PREDELIVERY PAYMENTS

    Upon signature of this Amendment, the Buyer shall make all such Predelivery Payments for the Firm Aircraft under the Revised Delivery Schedule that would have been due at earlier dates had the Firm Aircraft been ordered at the original date of execution of the Agreement. This Amendment shall be effective upon such payment to the Seller.

3.       APPLICABILITY OF AMENDMENT

    The Agreement shall be deemed amended to the extent herein provided and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

    The parties agree that an executed counterpart of the Amendment will be provided to Kreditanstalt fur Wiederaufbau ("KFW") promptly after execution thereof.

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                       Amdt.1-5

4.       CREDIT MEMORANDUM

    The Seller agrees to provide the Buyer with a Credit Memorandum in an amount equal to the lower of (i) [ *


                                                          ]
    and (ii) US $[ *        ] (US dollars--[ *              ]) upon execution
    of the Amendment, for the purchase of goods and services from the Seller, ASC, the Manufacturer or any affiliate thereof.

5.       GOVERNING LAW

    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.       CONDITIONS PRECEDENT

    The effectivity of this Amendment shall be subject to the satisfaction of the conditions set forth in the letter sent by Messrs. Murach and Kassel of KFW to the Buyer and the Seller and dated September 28, 1992 (the "Conditions Precedent").

    Should the Conditions Precedent not be met in the time period set forth in the above-referenced letter, then the Buyer will undertake to have extended by a reasonable number of days the period allowed for compliance with such Conditions Precedent (the "Revised Conditions Precedent") and will give the Seller written notice thereof.

    Should the Revised Conditions Precedent not be met, then the Seller will promptly refund to the Buyer all Predelivery Payments made in respect of Firm Aircraft upon execution of this Amendment that would not have been due had this Amendment not been signed, whereupon this Amendment will be rendered void and of no further force or effect.


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                       Amdt.1-6

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                 Very truly yours,

                                                 AVSA, S.A.R.L.



                                                 By:/s/ CHRISTOPHE MOUREY

                                                 Its:Chief Executive Officer
                                                 Date:  October 2, 1992

Accepted and Agreed:

FEDERAL EXPRESS CORPORATION



By:/s/ JAMES R. PARKER

Its:Vice President

Date:  10-5-92


                                       Amdt.1-7

Federal Express Predelivery Payment Schedule (Chronological)

                          Amendment No. 1                                 Issue 1

Due Date   A/C Rank    A/C Type    Engines     Firming     Deliv.      Pay         Payment     Monthly     Due Date
--------   --------    --------     Type       Date        Date        rank        due US$     Payment     --------
                                   -----       ----        ----        ----        -------     -------
Jul-91     1           A300        GE          Jul-91          *       1              *
Jul-91     1           A300        GE          Jul-91          *       2              *
Jul-91     2           A300        GE          Jul-91          *       1              *
Jul-91     3           A300        GE          Jul-91          *       1              *
Jul-91     4           A300        GE          Jul-91          *       1              *
Jul-91     5           A300        GE          Jul-91          *       1              *
Jul-91     6           A300        GE          Jul-91          *       1              *
Jul-91     7           A300        GE          Jul-91          *       1              *
Jul-91     8           A300        GE          Jul-91          *       1              *
Jul-91     9           A300        GE          Jul-91          *       1              *
Jul-91     10          A300        GE          Jul-91          *       1              *
Jul-91     11          A300        GE          Jul-91          *       1              *
Jul-91     12          A300        GE          Jul-91          *       1              *
Jul-91     13          A300        GE          Jul-91          *       1              *
Jul-91     14          A300        GE          Jul-91          *       1              *
Jul-91     15          A300        GE          Jul-91          *       1              *
Jul-91     16          A300        GE          Jul-91          *       1              *
Jul-91     17          A300        GE          Jul-91          *       1              *
Jul-91     18          A300        GE          Jul-91          *       1              *
Jul-91     19          A300        GE          Jul-91          *       1              *
Jul-91     20          A300        GE          Jul-91          *       1              *
Jul-91     21          A300        GE          Jul-91          *       1              *
Jul-91     22          A300        GE          Jul-91          *       1              *
Jul-91     23          A300        GE          Jul-91          *       1              *
Jul-91     24          A300        GE          Jul-91          *       1              *
Jul-91     25          A300        GE          Jul-91          *       1              *
Jul-91     26          A300        GE          Jul-91          *       1              *
Jul-91     27          A300        GE          Jul-91          *       1              *
Jul-91     28          A300        GE          Jul-91          *       1              *
Jul-91     29          A300        GE          Jul-91          *       1              *
Jul-91     30          A300        GE          Jul-91          *       1              *
Jul-91     31          A300        GE          Jul-91          *       1              *
Jul-91     32          A300        GE          Jul-91          *       1              *
Jul-91     33          A300        GE          Jul-91          *       1              *
Jul-91     34          A300        GE          Jul-91          *       1              *
Jul-91     35          A300        GE          Jul-91          *       1              *
Jul-91     36          A300        GE          Jul-91          *       1              *
Jul-91     37          A300        GE          Jul-91          *       1              *
Jul-91     38          A300        GE          Jul-91          *       1              *
Jul-91     39          A300        GE          Jul-91          *       1              *
Jul-91     40          A300        GE          Jul-91          *       1              *
Jul-91     41          A300        GE          Jul-91          *       1              *
Jul-91     42          A300        GE          Jul-91          *       1              *
Jul-91     43          A300        GE          Jul-91          *       1              *
Jul-91     44          A300        GE          Jul-91          *       1              *
Jul-91     45          A300        GE          Jul-91          *       1              *
Jul-91     46          A300        GE          Jul-91          *       1              *
Jul-91     47          A300        GE          Jul-91          *       1              *
Jul-91     48          A300        GE          Jul-91          *       1              *
Jul-91     49          A300        GE          Jul-91          *       1              *
Jul-91     50          A300        GE          Jul-91          *       1              *
Jul-91     51          A300        GE                                  of1            *
Jul-91     52          A300        GE                                  of1            *
Jul-91     53          A300        GE                                  of1            *
Jul-91     54          A300        GE                                  of1            *
Jul-91     55          A300        GE                                  of1            *
Jul-91     56          A300        GE                                  of1            *
Jul-91     57          A300        GE                                  of1            *
Jul-91     58          A300        GE                                  of1            *
Jul-91     59          A300        GE                                  of1            *
Jul-91     60          A300        GE                                  of1            *
Jul-91     61          A300        GE                                  of1            *
Jul-91     62          A300        GE                                  of1            *

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

Federal Express Predelivery Payment Schedule (Chronological)

Amendment No. 1                                                             Issue 1              24-Sep-92

Due Date   A/C Rank    A/C Type    Engines     Firming     Deliv.      Pay         Payment     Monthly     Due Date
--------   --------    --------     Type       Date        Date        rank        due US$     Payment     --------
                                   -----       ----        ----        ----        -------     -------
Jul-91     63          A300        GE                                  of1            *
Jul-91     64          A300        GE                                  of1            *
Jul-91     65          A300        GE                                  of1            *
Jul-91     66          A300        GE                                  of1            *
Jul-91     67          A300        GE                                  of1            *
Jul-91     68          A300        GE                                  of1            *
Jul-91     69          A300        GE                                  of1            *
Jul-91     70          A300        GE                                  of1            *
Jul-91     71          A300        GE                                  of1            *
Jul-91     72          A300        GE                                  of1            *
Jul-91     73          A300        GE                                  of1            *
Jul-91     74          A300        GE                                  of1            *
Jul-91     75          A300        GE                                  of1            *            *       Jul-91

Aug-91     2           A300        GE          Jul-91          *       2              *            *       Aug-91

Oct-91     3           A300        GE          Jul-91          *       2              *
Oct-91     4           A300        GE          Jul-91          *       2              *            *       Oct-91

Dec-91     5           A300        GE          Jul-91          *       2              *            *       Dec-91

Feb-92     6           A300        GE          Jul-91          *       2              *            *       Feb-92

May-92     7           A300        GE          Jul-91          *       2              *            *       May-92

Jun-92     1           A300        GE          Jul-91          *       3              *
Jun-92     8           A300        GE          Jul-91          *       2              *            *       Jun-92

Jul-92     2           A300        GE          Jul-91          *       3              *
Jul-92     10          A300        GE          Jul-91          *       2              *            *       Jul-92

Aug-92     1           A300        GE          Jul-91          *       4              *
Aug-92     9           A300        GE          Jul-91          *       2              *                    Aug-92

Sep-92     2           A300        GE          Jul-91          *       4
Sep-92     8           A300        GE          Jul-91          *       3
Sep-92     4           A300        GE          Jul-91          *       3              *
Sep-92     11          A300        GE          Jul-91          *       2              *            *       Sep-92

Oct-92     1           A300        GE          Jul-91          *       5              *
Oct-92     12          A300        GE          Jul-91          *       2              *            *       Oct-92

Nov-92     2           A300        GE          Jul-91          *       5              *
Nov-92     3           A300        GE          Jul-91          *       4              *
Nov-92     4           A300        GE          Jul-91          *       4              *
Nov-92     5           A300        GE          Jul-91          *       3              *
Nov-92     10          A300        GE          Jul-91          *       3              *            *       Nov-92

Jan-93     3           A300        GE          Jul-91          *       5              *
Jan-93     4           A300        GE          Jul-91          *       5              *
Jan-93     5           A300        GE          Jul-91          *       4              *
Jan-93     6           A300        GE          Jul-91          *       3              *
Jan-93     11          A300        GE          Jul-91          *       3              *            *       Jan-93

Feb-93     12          A300        GE          Jul-91          *       3              *
Feb-93     13          A300        GE          Jul-91          *       5              *            *       Feb-93


Mar-93     5           A300        GE          Jul-91          *       5              *
Mar-93     6           A300        GE          Jul-91          *       4              *
Mar-93     14          A300        GE          Jul-91          *       2              *            *       Mar-93

Apr-93     7           A300        GE          Jul-91          *       3              *            *       Apr-93

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                   Amdt. 1-9

 Federal Express Predelivery Payment Schedule (Chronological)

Amendment No. 1                                                             Issue 1                  24-Sep-92

Due Date   A/C Rank    A/C Type    Engines     Firming     Deliv.      Pay         Payment     Monthly     Due Date
--------   --------    --------     Type       Date        Date        rank        due US$     Payment     --------
                                   -----       ----        ----        ----        -------     -------
May-93     6           A300        GE          Jul-91          *       5              *
May-93     8           A300        GE          Jul-91          *       3              *
May-93     10          A300        GE          Jul-91          *       4              *
May-93     15          A300        GE          Jul-91          *       2              *            *       May-93

Jun-93     7           A300        GE          Jul-91          *       4              *
Jun-93     13          A300        GE          Jul-91          *       3              *            *       Jun-93

Jul-93     8           A300        GE          Jul-91          *       4              *
Jul-93     9           A300        GE          Jul-91          *       3              *
Jul-93     11          A300        GE          Jul-91          *       4              *
Jul-93     14          A300        GE          Jul-91          *       3              *
Jul-93     16          A300        GE          Jul-91          *       2              *            *       Jul-93

Aug-93     7           A300        GE          Jul-91          *       5              *
Aug-93     12          A300        GE          Jul-91          *       4              *            *       Aug-93

Sep-93     8           A300        GE          Jul-91          *       5              *
Sep-93     9           A300        GE          Jul-91          *       4              *
Sep-93     15          A300        GE          Jul-91          *       3              *
Sep-93     26          A300        GE          Jul-91          *       2              *
Sep-93     51          A300        GE                          *       of2            *            *       Sep-93

Oct-93     27          A300        GE          Jul-91          *       2              *
Oct-93     52          A300        GE                                  of2            *                    Oct-93

Nov-93     9           A300        GE          Jul-91          *       5              *
Nov-93     10          A300        GE          Jul-91          *       3              *            *       Nov-93

Dec-93     10          A300        GE          Jul-91          *       5              *
Dec-93     13          A300        GE          Jul-91          *       4              *            *       Dec-93

Jan-94     14          A300        GE          Jul-91          *       4              *
Jan-94     26          A300        GE          Jul-91          *       3              *            *       Jan-94

Feb-94     11          A300        GE          Jul-91          *       5              *
Feb-94     17          A300        GE          Jul-91          *       2              *
Feb-94     27          A300        GE          Jul-91          *       3              *            *       Feb-94

Mar-94     12          A300        GE          Jul-91          *       5              *
Mar-94     15          A300        GE          Jul-91          *       4              *
Mar-94     18          A300        GE          Jul-91          *       2              *            *       Mar-94

May-94     16          A300        GE          Jul-91          *       4              *
May-94     19          A300        GE          Jul-91          *       2              *            *       May-94

Jun-94     17          A300        GE          Jul-91          *       3              *            *       Jun-94

Jul-94     13          A300        GE          Jul-91          *       5              *
Jul-94     18          A300        GE          Jul-91          *       3              *
Jul-94     20          A300        GE          Jul-91          *       2              *
Jul-94     26          A300        GE          Jul-91          *       4              *            *       Jul-94

Aug-94     14          A300        GE          Jul-91          *       5              *
Aug-94     27          A300        GE          Jul-91          *       4              *            *       Aug-94

Sep-94     19          A300        GE          Jul-91          *       3              *
Sep-94     21          A300        GE          Jul-91          *       2              *            *       Sep-94

Oct-94     15          A300        GE          Jul-91          *       5              *
Oct-94     28          A300        GE          Jul-91          *       2              *
Oct-94     53          A300        GE          Jul-91                  of2            *            *       Oct-94

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                 Amdt. 1-10

Federal Express Predelivery Payment Schedule (Chronological)

Amendment No. 1                                                             Issue 1                  24-Sep-92

Due Date   A/C Rank    A/C Type    Engines     Firming     Deliv.      Pay         Payment     Monthly     Due Date
--------   --------    --------     Type       Date        Date        rank        due US$     Payment     --------
                                   -----       ----        ----        ----        -------     -------

Nov-94     20          A300        GE          Jul-91          *       3              *            *       Nov-94

Dec-94     16          A300        GE          Jul-91          *       5              *
Dec-94     17          A300        GE          Jul-91          *       4              *            *       Dec-94

Jan-95     18          A300        GE          Jul-91          *       4              *
Jan-95     21          A300        GE          Jul-91          *       3              *            *       Jan-95

Feb-95     22          A300        GE          Jul-91          *       2              *
Feb-95     26          A300        GE          Jul-91          *       5              *
Feb-95     26          A300        GE          Jul-91          *       3              *            *       Feb-95

Mar-95     19          A300        GE          Jul-91          *       4              *
Mar-95     23          A300        GE          Jul-91          *       2              *
Mar-95     27          A300        GE          Jul-91          *       5              *            *       Mar-95

May-95     23          A300        GE          Jul-91          *       4              *
May-95     24          A300        GE          Jul-91          *       2              *            *       May-95

Jun-95     22          A300        GE          Jul-91          *       3              *            *       Jun-95

Jul-95     17          A300        GE          Jul-91          *       5              *
Jul-95     21          A300        GE          Jul-91          *       4              *
Jul-95     23          A300        GE          Jul-91          *       3              *
Jul-95     25          A300        GE          Jul-91          *       2              *            *       Jul-95

Aug-95     18          A300        GE          Jul-91          *       5              *
Aug-95     26          A300        GE          Jul-91          *       4              *            *       Aug-95

Sep-95     24          A300        GE          Jul-91          *       3              *            *       Sep-95

Oct-95     19          A300        GE          Jul-91          *       5              *
Oct-95     29          A300        GE          Jul-91          *       2              *
Oct-95     54          A300        GE                          *       of2            *                    Oct-95

Nov-95     25          A300        GE          Jul-91          *       3              *            *       Nov-95

Dec-95     20          A300        GE          Jul-91          *       5              *
Dec-95     22          A300        GE          Jul-91          *       4              *            *       Dec-95

Jan-96     23          A300        GE          Jul-91          *       4              *            *       Jan-96

Feb-96     21          A300        GE          Jul-91          *       5              *
Feb-96     29          A300        GE          Jul-91          *       3              *
Feb-96     30          A300        GE          Jul-91          *       2              *
Feb-96     55          A300        GE                          *       of2            *            *       Feb-96

Mar-96     24          A300        GE          Jul-91          *       4              *
Mar-96     28          A300        GE          Jul-91          *       5              *
Mar-96     31          A300        GE          Jul-91          *       2              *
Mar-96     56          A300        GE                          *       of2            *            *       Mar-96

May-96     25          A300        GE          Jul-91          *       4              *
May-96     32          A300        GE          Jul-91          *       2              *
May-96     57          A300        GE                          *       of2            *            *       May-96

Jun-96     30          A300        GE          Jul-91          *       3              *            *       Jun-96

Jul-96     22          A300        GE          Jul-91          *       5              *
Jul-96     31          A300        GE          Jul-91          *       3              *
Jul-96     33          A300        GE          Jul-91          *       2              *
Jul-96     56          A300        GE                                  of2            *            *       Jul-96

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                 Amdt. 1-11

Federal Express Predelivery Payment Schedule (Chronological)

Amendment No. 1                                                             Issue 1                  24-Sep-92

Due Date   A/C Rank    A/C Type    Engines     Firming     Deliv.      Pay         Payment     Monthly     Due Date
--------   --------    --------     Type       Date        Date        rank        due US$     Payment     --------
                                   -----       ----        ----        ----        -------     -------

Aug-96     23          A300        GE          Jul-91          *       5              *
Aug-96     29          A300        GE          Jul-91          *       4              *            *       Aug-96

Sep-96     32          A300        GE          Jul-91          *       3              *
Sep-96     34          A300        GE          Jul-91          *       2              *
Sep-96     59          A300        GE                          *       of2            *            *       Sep-96

Oct-96     24          A300        GE          Jul-91          *       5              *
Oct-96     35          A300        GE          Jul-91          *       2              *
Oct-96     60          A300        GE          Jul-91          *       of2            *            *       Oct-96

Nov-96     33          A300        GE          Jul-91          *       3              *            *       Nov-96

Dec-96     25          A300        GE          Jul-91          *       5              *
Dec-96     30          A300        GE          Jul-91          *       4              *            *       Dec-96

Jan-97     31          A300        GE          Jul-91          *       4              *
Jan-97     34          A300        GE          Jul-91          *       3              *            *       Jan-97

Feb-97     35          A300        GE          Jul-91          *       3              *
Feb-97     36          A300        GE          Jul-91          *       2              *
Feb-97     61          A300        GE                          *       of2            *            *       Feb-97

Mar-97     29          A300        GE          Jul-91          *       5              *
Mar-97     32          A300        GE          Jul-91          *       4              *
Mar-97     37          A300        GE          Jul-91          *       2              *
Mar-97     62          A300        GE                          *       of2            *            *       Mar-97

May-97     33          A300        GE          Jul-91          *       4              *
May-97     38          A300        GE          Jul-91          *       2              *
May-97     63          A300        GE                          *       of2            *            *       May-97

Jun-97     36          A300        GE          Jul-91          *       3              *            *       Jun-97

Jul-97     30          A300        GE          Jul-91          *       5              *
Jul-97     34          A300        GE          Jul-91          *       4              *
Jul-97     37          A300        GE          Jul-91          *       3              *
Jul-97     39          A300        GE          Jul-91                  2              *
Jul-97     64          A300        GE                                  of2            *            *       Jul-97

Aug-97     31          A300        GE          Jul-91          *       5              *
Aug-97     35          A300        GE          Jul-91          *       4              *            8       Aug-97

Sep-97     38          A300        GE          Jul-91          *       3              *
Sep-97     40          A300        GE          Jul-91          *       2              *
Sep-97     65          A300        GE                          *       of2            *            *       Sep-97

Oct-97     32          A300        GE          Jul-91          *       5              *
Oct-97     41          A300        GE          Jul-91          *       2              *
Oct-97     66          A300        GE                          *       of2            *            *       Oct-97

Nov-97     39          A300        GE          Jul-91          *       3              *            *       Nov-97

Dec-97     33          A300        GE          Jul-91          *       5              *
Dec-97     36          A300        GE          Jul-91          *       4              *            *       Dec-97

Jan-98     37          A300        GE          Jul-91          *       4              *
Jan-98     40          A300        GE          Jul-91          *       3              *            *       Jan-98
                                                                                      *
Feb-98     34          A300        GE          Jul-91          *       5              *
Feb-98     41          A300        GE          Jul-91          *       3              *
Feb-98     42          A300        GE          Jul-91          *       2              *
Feb-98     67          A300        GE                                  of2            *            *       Feb-98

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                 Amdt. 1-12

Federal Express Predelivery Payment Schedule (Chronological)

Amendment No. 1                                                             Issue 1                  24-Sep-92

Due Date   A/C Rank    A/C Type    Engines     Firming     Deliv.      Pay         Payment     Monthly     Due Date
--------   --------    --------     Type       Date        Date        rank        due US$     Payment     --------
                                   -----       ----        ----        ----        -------     -------

Mar-98     35          A300        GE          Jul-91          *       5              *
Mar-98     38          A300        GE          Jul-91          *       4              *
Mar-98     43          A300        GE          Jul-91          *       2              *
Mar-98     68          A300        GE                          *       of2            *            *       Mar-98

May-98     39          A300        GE          Jul-91          *       4              *
May-98     44          A300        GE          Jul-91          *       2              *            *       May-98
May-98     69          A300        GE                          *       of2            *

Jun-98     42          A300        GE          Jul-91          *       3              *            *       Jun-98

Jul-98     36          A300        GE          Jul-91          *       5              *
Jul-98     40          A300        GE          Jul-91          *       4              *
Jul-98     43          A300        GE          Jul-91          *       3              *
Jul-98     45          A300        GE          Jul-91          *       2              *
Jul-98     70          A300        GE                          *       of2            *            *       Jul-98

Aug-98     37          A300        GE          Jul-91          *       5              *
Aug-98     41          A300        GE          Jul-91          *       4              *            *       Aug-98

Sep-98     44          A300        GE          Jul-91          *       3              *
Sep-98     46          A300        GE          Jul-91          *       2              *
Sep-98     71          A300        GE                          *       of2            *            *       Sep-98

Oct-98     38          A300        GE          Jul-91          *       5              *
Oct-98     47          A300        GE          Jul-91          *       2              *
Oct-98     72          A300        GE                          *       of2            *            *       Oct-98

Nov-98     45          A300        GE          Jul-91          *       3              *            *       Nov-98

Dec-98     39          A300        GE          Jul-91          *       5              *
Dec-98     42          A300        GE          Jul-91          *       4              *            *       Dec-98

Jan-99     43          A300        GE          Jul-91          *       4              *
Jan-99     46          A300        GE          Jul-91          *       3              *            *       Jan-99

Feb-99     40          A300        GE          Jul-91          *       5              *
Feb-99     47          A300        GE          Jul-91          *       3              *
Feb-99     48          A300        GE          Jul-91          *       2              *
Feb-99     73          A300        GE                          *       of2            *            *       Feb-99

Mar-99     41          A300        GE          Jul-91          *       5              *
Mar-99     44          A300        GE          Jul-91          *       4              *
Mar-99     49          A300        GE          Jul-91          *       2              *
Mar-99     74          A300        GE                          *       of2            *            *       Mar-99

May-99     45          A300        GE          Jul-91          *       4              *
May-99     50          A300        GE          Jul-91          *       2              *
May-99     75          A300        GE                          *       of2            *            *       May-99

Jun-99     48          A300        GE          Jul-91          *       3              *            *       Jun-99

Jul-99     42          A300        GE          Jul-91          *       5              *
Jul-99     46          A300        GE          Jul-91          *       4              *
Jul-99     49          A300        GE          Jul-91          *       3              *            *       Jul-99

Aug-99     43          A300        GE          Jul-91          *       5              *
Aug-99     47          A300        GE          Jul-91          *       4              *            *       Aug-99

Sep-99     50          A300        GE          Jul-91          *       3              *            *       Sep-99

Oct-99     44          A300        GE          Jul-91          *       5              *            *       Oct-99

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                 Amdt. 1-13

Federal Express Predelivery Payment Schedule (Chronological)

Amendment No. 1                                     Issue 1              24-Sep-92

Due Date   A/C Rank    A/C Type    Engines     Firming     Deliv.      Pay         Payment     Monthly     Due Date
--------   --------    --------     Type       Date        Date        rank        due US$     Payment     --------
                                   -----       ----        ----        ----        -------     -------
Dec-99     45          A300        GE          Jul-91          *       5              *
Dec-99     48          A300        GE          Jul-91          *       4              *            *       Dec-99

Jan-2000   49          A300        GE          Jul-91          *       4              *            *       Jan-2000

Feb-2000   46          A300        GE          Jul-91          *       5              *            *       Feb-2000

Mar-2000   47          A300        GE          Jul-91          *       5              *
Mar-2000   50          A300        GE          Jul-91          *       4              *            *       Mar-2000

Jul-2000   48          A300        GE          Jul-91          *       5              *            *       Jul-2000

Aug-2000   49          A300        GE          Jul-91          *       5              *            *       Aug-2000

Oct-2000   50          A300        GE          Jul-91          *       5              *            *       Oct-2000

                                                                                      *

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                 Amdt. 1-14